                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                           -------------------------



                                   FORM 8-K

                                CURRENT REPORT





                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 10, 2001
                                                        ---------------

                       Oakwood Mortgage Investors, Inc.
                       --------------------------------
              (Exact name of registrant as specified in charter)

       Nevada                        333-72621             88-0396566
       --------------------------------------------------------------
     (State or other jurisdiction  (Commission           (IRS Employer
   of incorporation)              File Number)          Identification No.)

   101 Convention Center Drive, Suite 850, Las Vegas, Nevada          89109
   ------------------------------------------------------------------------
 (Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code (702) 949-0056
                                                          --------------
--------------------------------------------------------------------------------


        (Former name or former address, if changed since last report.)

Item 5.       Other Events.

        A. On August 10, 2001, Oakwood Mortgage Investors, Inc., a Nevada corporation (the "Registrant"), Oakwood Acceptance Corporation, a North Carolina Corporation ("OAC") and Chase Manhattan Trust Corporation, National Association, as trustee (the "Trustee") entered into the following eight Amendments:

              1. Amendment No. 3 to the Series 1998-C Pooling and Servicing Agreement, dated as of August 1, 1998, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Services Agreement, July 1998 Edition.

              2. Amendment No. 4 to the Series 1999-C Pooling and Servicing Agreement, dated as of June 1, 1999, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Services Agreement, May 1999 Edition.

              3. Amendment No. 3 to the Series 1999-D Pooling and Servicing Agreement, dated as of August 1, 1999, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Services Agreement, May 1999 Edition.

              4. Amendment No. 3 to the Series 1999-E Pooling and Servicing Agreement, dated as of November 1, 1999, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Services Agreement, May 1999 Edition.

              5. Amendment No. 3 to the Series 2000-A Pooling and Servicing Agreement, dated as of March 1, 2000, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Services Agreement, May 1999 Edition.

              6. Amendment No. 2 to the Series 2000-B Pooling and Servicing Agreement, dated as of June 1, 2000, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Services Agreement, May 1999 Edition.

              7. Amendment No. 2 to the Series 2001-B Pooling and Servicing Agreement, dated as of February 1, 2001, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Services Agreement, February 2001 Edition.

              8. Amendment No. 2 to the Series 2001-C Pooling and Servicing Agreement, dated as of May 1, 2001, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Services Agreement, May 2001 Edition.

        B. In addition, on August 10, 2001, Oakwood Homes Corporation, a North Carolina Corporation (the "Guarantor"), made and entered into a Guarantee with respect to each amendment.

Item 7.       Financial Statement, Pro Forma Financial Information and Exhibits.

        (c)   Exhibits

              4.1 Amendment No. 3 to the Series 1998-C Pooling and Servicing Agreement, dated as of August 1, 1998, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Corporation, National Association, as trustee.

              4.2 Amendment No. 4 to the Series 1999-C Pooling and Servicing Agreement, dated as of June 1, 1999, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Corporation, National Association, as trustee.

              4.3 Amendment No. 3 to the Series 1999-D Pooling and Servicing Agreement, dated as of August 1, 1999, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Corporation, National Association, as trustee

              4.4 Amendment No. 3 to the Series 1999-E Pooling andServicing Agreement, dated as of November 1, 1999, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Corporation, National Association, as trustee.

              4.5 Amendment No. 3 to the Series 2000-A Pooling and Servicing Agreement, dated as of March 1, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Corporation, National Association, as trustee.

              4.6 Amendment No. 2 to the Series 2000-B Pooling and Servicing Agreement, dated as of June 1, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Corporation, National Association, as trustee.

              4.7 Amendment No. 2 to the Series 2001-B Pooling and Servicing Agreement, dated as of February 1, 2001, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Corporation, National Association, as trustee.

              4.8 Amendment No. 2 to the Series 2001-C Pooling and Servicing Agreement, dated as of May 1, 2001, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Corporation, National Association, as trustee.

              99.1 Guarantee dated as of August 10, 2001, made and entered into by Oakwood Homes Corporation with respect to certain Class B-2 Certificates issued by OMI Trust 1998-C.

              99.2 Guarantee dated as of August 10, 2001, made and entered into by Oakwood Homes Corporation with respect to certain Class B-2 Certificates issued by OMI Trust 1999-C.

              99.3 Guarantee dated as of August 10, 2001, made and entered into by Oakwood Homes Corporation with respect to certain Class B-2 Certificates issued by OMI Trust 1999-D.

              99.4 Guarantee dated as of August 10, 2001, made and entered into by Oakwood Homes Corporation with respect to certain Class B-2 Certificates issued by OMI Trust 1999-E.

              99.5 Guarantee dated as of August 10, 2001, made and entered into by Oakwood Homes Corporation with respect to certain Class B-2 Certificates issued by OMI Trust 2000-A.

              99.6 Guarantee dated as of August 10, 2001, made and entered into by Oakwood Homes Corporation with respect to certain Class B-2 Certificates issued by OMI Trust 2000-B.

              99.7 Guarantee dated as of August 10, 2001, made and entered into by Oakwood Homes Corporation with respect to certain Class B-2 Certificates issued by OMI Trust 2001-B.

              99.8 Guarantee dated as of August 10, 2001, made and entered into by Oakwood Homes Corporation with respect to certain Class B-2 Certificates issued by OMI Trust 2001-C.


                           [Signature Page Follows]

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

September 12, 2001                       OAKWOOD MORTGAGE INVESTORS, INC.


                                         By:         /s/ Dennis Hazelrigg
                                             -----------------------------------
                                              Name:  Dennis Hazelrigg
                                              Title: President


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                               INDEX TO EXHIBITS

4.1    Amendment No. 3 to the Series 1998-C Pooling and Servicing
       Agreement, dated as of August 1, 1998, among Oakwood
       Mortgage Investors, Inc.,Oakwood Acceptance Corporation
       and Chase Manhattan Trust Corporation, National Association,
       as trustee.....................................................[Electronic Format]

4.2    Amendment No. 4 to the Series 1999-C Pooling and Servicing
       Agreement, dated as of June 1, 1999, among Oakwood
       Mortgage Investors, Inc., Oakwood Acceptance Corporation
       and Chase Manhattan Trust Corporation, National Association,
       as trustee.....................................................[Electronic Format]

4.3    Amendment No. 3 to the Series 1999-D Pooling and Servicing
       Agreement, dated as of August 1, 1999, among Oakwood
       Mortgage Investors, Inc., Oakwood Acceptance Corporation
       and Chase Manhattan Trust Corporation, National Association,
       as trustee.....................................................[Electronic Format]

4.4    Amendment No. 3 to the Series 1999-E Pooling and Servicing
       Agreement, dated as of November 1, 1999, among Oakwood
       Mortgage Investors, Inc., Oakwood Acceptance Corporation
       and Chase Manhattan Trust Corporation, National Association,
       as trustee.....................................................[Electronic Format]

4.5    Amendment No. 3 to the Series 2000-A Pooling and Servicing
       Agreement, dated as of March 1, 2000, among Oakwood
       Mortgage Investors, Inc., Oakwood Acceptance Corporation
       and Chase Manhattan Trust Corporation, National Association,
       as trustee.....................................................[Electronic Format]

4.6    Amendment No. 2 to the Series 2000-B Pooling and Servicing
       Agreement, dated as of June 1, 2000, among Oakwood
       Mortgage Investors, Inc., Oakwood Acceptance Corporation
       and Chase Manhattan Trust Corporation, National Association,
       as trustee.....................................................[Electronic Format]

4.7    Amendment No. 2 to the Series 2001-B Pooling and Servicing
       Agreement, dated as of February 1, 2001, among Oakwood
       Mortgage Investors, Inc., Oakwood Acceptance Corporation
       and Chase Manhattan Trust Corporation, National Association,
       as trustee.....................................................[Electronic Format]

4.8 Amendment No. 2 to the Series 2001-C Pooling and Servicing Agreement, dated as of May 1, 2001, among Oakwood

       Mortgage Investors, Inc., Oakwood Acceptance Corporation
       and Chase Manhattan Trust Corporation, National Association,
       as trustee.....................................................[Electronic Format]


99.1   Guarantee dated as of August 10, 2001,
       made and entered into by Oakwood Homes Corporation
       with respect to certain Class B-2
       Certificates issued by OMI Trust 1998-C........................[Electronic Format]

99.2   Guarantee dated as of August 10, 2001,
       made and entered into by Oakwood Homes Corporation
       with respect to certain Class B-2
       Certificates issued by OMI Trust 1999-C........................[Electronic Format]

99.3   Guarantee dated as of August 10, 2001,
       made and entered into by Oakwood Homes Corporation
       with respect to certain Class B-2
       Certificates issued by OMI Trust 1999-D........................[Electronic Format]

99.4   Guarantee dated as of August 10, 2001,
       made and entered into by Oakwood Homes Corporation
       with respect to certain Class B-2
       Certificates issued by OMI Trust 1999-E........................[Electronic Format]

99.5   Guarantee dated as of August 10, 2001,
       made and entered into by Oakwood Homes Corporation
       with respect to certain Class B-2
       Certificates issued by OMI Trust 2000-A........................[Electronic Format]

99.6   Guarantee dated as of August 10, 2001,
       made and entered into by Oakwood Homes Corporation
       with respect to certain Class B-2
       Certificates issued by OMI Trust 2000-B........................[Electronic Format]

99.7   Guarantee dated as of August 10, 2001,
       made and entered into by Oakwood Homes Corporation
       with respect to certain Class B-2
       Certificates issued by OMI Trust 2001-B........................[Electronic Format]

99.8   Guarantee dated as of August 10, 2001,
       made and entered into by Oakwood Homes Corporation
       with respect to certain Class B-2
       Certificates issued by OMI Trust 2001-C........................[Electronic Format]

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